Exhibit 10.5

CONFIDENTIAL TREATMENT REQUESTED - REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

GE
Aviation

General

Terms

Agreement

No. GE-1-1364335901

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

Table of Contents

•	Agreement

	SECTION I - DEFINITIONS			2

	SECTION II - TERMS & CONDITIONS			5

	ARTICLE 1	-	PRODUCTS	5
	ARTICLE 2	-	PRODUCT PRICES	5
	ARTICLE 3	-	PRODUCT ORDER PLACEMENT	6
	ARTICLE 4	-	DELIVERY, TITLE, TRANSPORTATION, RISK OF LOSS, PACKAGING OF GE PRODUCTS	6
	ARTICLE 5	-	PAYMENT FOR PRODUCTS	7
	ARTICLE 6	-	GENERAL	7
	ARTICLE 7	-	TAXES AND DUTIES	7
	ARTICLE 8	-	WARRANTIES AND PRODUCT SUPPORT PLAN	8
	ARTICLE 9	-	EXCUSABLE DELAY	8
	ARTICLE 10	-	PATENTS	8
	ARTICLE 11	-	DATA	9
	ARTICLE 12	-	LIMITATION OF LIABILITY	10
	ARTICLE 13	-	GOVERNMENT AUTHORIZATION, EXPORT SHIPMENT	10
	ARTICLE 14	-	PERSONAL DATA PROTECTION	11
	ARTICLE 15	-	NOTICES	11
	ARTICLE 16	-	MISCELLANEOUS	12

•	Exhibit A - Engine Warranty Plan

	SECTION I	-	WARRANTIES	A-16
	SECTION II	-	GENERAL CONDITION	A-19

•	Exhibit B - Product Support Plan

	SECTION I	-	SPARE PARTS PROVISIONING	B-23
	SECTION II	-	TECHNICAL PUBLICATIONS AND DATA	B-24
	SECTION III	-	TECHNICAL TRAINING	B-24
	SECTION IV	-	CUSTOMER SUPPORT AND SERVICE	B-26
	SECTION V	-	ENGINEERING SUPPORT	B-26
	SECTION VI	-	PERFORMANCE TREND MONITORING	B-26
	SECTION VII	-	GENERAL CONDITIONS - PRODUCT SUPPORT PLAN	B-26

•	Exhibit C - Payment Terms

•	Exhibit D - Standard Diagnostics Services

i

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

THIS GENERAL TERMS AGREEMENT NO. 1-1364335901 (hereinafter referred to as this “Agreement”), dated as of April 20, 2009 by and between General Electric Company, a corporation organized under the law of the State of New York, U.S.A., (including its successors and assigns), acting through its GE-Aviation business unit located in Evendale, Ohio, U.S.A. (hereinafter referred to as “GE”), GE Engine Services Distribution, LLC, a Delaware limited liability company having its principal office at One Neumann Way MD 111, Cincinnati, Ohio 45215 (hereinafter referred to as “GE-LLC”) and Transportes Regionais do Interior Paulista S.A., a corporation organized under the law of Brazil (hereinafter referred to as “Airline”). GE, GE-LLC and Airline are also referred to in this Agreement as the “Parties” or individually as a “Party”.

WITNESSETH

WHEREAS, Airline has acquired, or is in the process of acquiring a certain number of aircraft equipped with installed GE Engines (as defined below), and

WHEREAS, GE, GE-LLC and Airline desire to enter into this Agreement to establish the terms and conditions governing the sale by GE and GE-LLC and the purchase by Airline of Spare Engines (as defined below), related equipment and spare parts therefore and the product services to be supplied by GE in support of such installed and Spare Engines for use by Airline with respect to its commercial passenger service purposes (“Activities”), and

FURTHER, GE acknowledges that GE-LLC is a 100% owned subsidiary of GE.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the respective Parties hereto agree as follows to the respective Sections of this Agreement. Capitalized terms used herein that are otherwise undefined shall have the meanings ascribed to them in Section I (“Definitions”), unless the context requires otherwise.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

SECTION I - DEFINITIONS

These definitions shall apply for all purposes of this Agreement unless the context otherwise requires.

“Aircraft” means the aircraft on which the Engine(s) listed in the applicable letter agreement to this Agreement is (are) installed.

“Agreement” means this General Terms Agreement (together with all exhibits, and specific transaction agreements (“Letter Agreements”) and attachments) between GE and Airline.

“Airworthiness Directive” means a requirement for the inspection, repair or modification of the Engine or any portion thereof as issued by the Federal Aviation Administration of the United States Department of Transportation (“FAA”).

“ATA” means the Air Transport Association of America.

“Data” means all information and data of any type, form or nature (including, but not limited to, designs, drawings, blueprints, tracings, plans, models, layouts, software, specifications, technical publications, electronic transmittals, customer website data and memoranda) which may be furnished or made available to Airline, directly or indirectly, as the result of this Agreement.

“Engine” means the FAA certified Engine(s) described in the applicable letter agreement(s) to this Agreement or covered under this Agreement pursuant to Article 8 hereof.

“Expendable Parts” means those parts which must routinely be replaced during inspection, repair, or maintenance, whether or not such parts have been damaged, and other parts which are customarily replaced at each such inspection and maintenance period such as filter inserts and other short-lived items which are not dependent on wear out but replaced at predetermined intervals.

“Failed Parts” means those Parts and Expendable Parts suffering a Failure, including Parts suffering Resultant Damage.

“Failure” means the breakage of a Part, failure to function of a Part, or damage to a Part, rendering it not Serviceable and such breakage, failure or damage has been determined to the reasonable satisfaction of GE to be due to causes within GE’s control, including, but not limited to, a defect in design. Failure shall also include any defect in material or workmanship. Failure does not include any such breakage, malfunction or damage that is due to normal wear and tear that can be restored by overhaul or repair.

“Flight Cycle” means the complete running of an Engine from start through any condition of flight and ending at Engine shutdown. A “touch and go landing” used during pilot training shall be considered as a “Flight Cycle.”

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

“Flight Hours” means the cumulative number of airborne hours in operation of each Engine computed from the time an aircraft leaves the ground until it touches the ground at the end of a flight.

“Foreign Object Damage” means any damage to the Engine caused by objects that are not part of the Engine and Engine optional equipment.

“GE Products” means Spare Engines, related optional equipment, technical data, and other products offered from time to time, as may be offered for sale and/or provided by GE.

“GE-LLC Products” means spare Parts, Expendable Parts, Engine Modules, and other products offered from time to time, as may be offered for sale and/or provided by GE-LLC.

[*****]

“Module” means a major sub-assembly of any of the Engines described in the applicable letter agreements or covered under this Agreement pursuant to Article 8 hereof.

“Part” means only those FAA certified Engine and Engine Module Parts which have been sold originally to Airline by GE for commercial use. The term excludes parts that were furnished on new Engines and Modules but are procured directly from vendors. Such parts are covered by the vendor warranty and the GE “Vendor Warranty Back Up.” Also excluded are Expendable Parts and customary short-lived items such as igniters and filter inserts.

[*****]

“Part Cycles” means the total number of Flight Cycles accumulated by a Part.

“Parts Repair” means the GE recommended rework or restoration of Failed Parts to a Serviceable condition.

“Part Time” means the total number of Flight Hours accumulated by a Part.

“Resultant Damage” means the damage suffered by a Part in warranty because of a Failure of another Part or Expendable Part within the same engine, provided the Part or Expendable Part causing the damage was in warranty.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

“Serviceable” when used to describe an Engine or Part, means in an airworthy condition within the limits defined in the applicable Engine manuals, specification and/or publications by the type certificate holder.

“Scrapped Parts” means those Parts determined by GE to be un-Serviceable and not repairable by virtue of reliability, performance or repair costs. Such Parts shall be considered as scrapped if they bear a scrap tag duly countersigned by a GE representative. Such Parts shall be destroyed and disposed of by Airline unless requested by GE for engineering analysis, in which event any handling and shipping shall be at GE’s expense.

“Spare Engine” means an Engine acquired in support of Airline’s fleet of Aircraft for use as a spare Engine when another Engine in such fleet is unavailable due to damage or is otherwise being repaired or serviced.

“Ultimate Life” of a Part means the approved limitation on use of a Part, in cumulative Flight Hours or Flight Cycles, which a U.S. government authority establishes as the maximum period of allowed operational time for such Parts in Airline service, with periodic repair and restoration.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

SECTION II - TERMS AND CONDITIONS

ARTICLE 1 - PRODUCTS

A.	Airline may purchase under the terms and subject to the conditions hereinafter set forth, Spare Engines, Engine Modules, spare Parts, related optional equipment, technical data and other products offered from time to time, as may be offered for sale by GE and GE-LLC (hereinafter referred to as “Product(s)”) in quantities and in configurations reasonably required to support Airline’s Activities and the aircraft applications operated by Airline in connection therewith.

B.	In order to assure that an adequate supply of GE Spare Engines are available to support the operating fleet of GE powered aircraft, GE reserves the option, for a limited period of time following the sale of Spare Engines to Airline, to repurchase Spare Engines which Airline proposes to utilize for other than its own operating purposes.

Accordingly, if prior to the accumulation of [*****] Flight Hours on any Spare Engine sold hereunder, Airline elects to a) offer such Spare Engine for resale or b) undertake action to cause components or parts of such Spare Engine to be made available for sale, Airline shall give GE prompt advanced written notice of such determination (“Airline’s Notice”). Promptly upon receipt of such notice, GE shall have the option to repurchase the Spare Engine from Airline (the “GE Repurchase Option”) at the lower of (i) the net price (the GE quoted spare engine price less any allowances or other credits available to, and exercised by, Airline) at which such Spare Engine was sold by GE to Airline less an amount to cover any use and operation of the Spare Engine which, as agreed by the parties, shall be equal [*****] per operating hours and cycles applicable to the equivalent GE lease pool engine; or (ii) [*****] If requested by GE, an independent expert, jointly designated by GE and Airline, shall verify such offer while maintaining in confidence the identity of such third party. GE shall give Airline notice of its decision to decline or to exercise such GE Repurchase Option within twenty (20) business days of its receipt of Airline’s Notice. Fulfillment by GE of the GE Repurchase Option shall be conditional upon technical inspection, review and acceptance of the Spare Engine and its records by GE and the execution of a mutually acceptable purchase agreement. If GE Repurchase Option “a” is exercised by GE, upon completion of the repurchase, GE shall restore to Airline’s account any allowances and credits applied to reduce the GE quoted spare engine price. For the avoidance of doubt, such GE Repurchase Option shall not apply to any sale of a Spare Engine intended to secure sale/leaseback financing in connection therewith.

ARTICLE 2 - PRODUCT PRICES

A.

In General. The selling price of GE-LLC or GE Products will be the respective prices which are quoted in GE-LLC’s Spare Parts Price Catalog, as revised from time to time (the “Spare Parts Catalog” or “Catalog”) or in GE’s written quotation or proposal from time to

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

time and (ii) confirmed in a Letter Agreement for the purchase of Spare Engines or in a purchase order placed by Airline and accepted by GE-LLC. GE shall quote such prices in U.S. Dollars and Airline shall pay for GE-LLC or GE Products in U.S. Dollars. All Product prices [*****] the cost of GE’s standard tests, inspection and commercial packaging, but [*****], shipping stands, containers, and engine covers. Transportation costs and costs resulting from special inspection, packaging, testing, or other special requirements, requested by Airline, will be paid for by Airline. GE-LLC will advise Airline in writing ninety (90) days in advance of any changes in prices affecting a significant portion of the prices in the Catalog. During such ninety (90) day period, GE¬LLC shall not be obligated to accept Airline purchase orders for quantities of spare Parts in excess of up to ninety (90) days of Airline’s normal usage beyond the effective date of the announced price change.

B.	Spare Engines. Spare Engine prices will be quoted as base prices, subject to escalation using the appropriate GE Engine escalation provisions then in effect. The appropriate GE escalation provisions will be set forth in each applicable letter agreement to this Agreement. No change to such escalation provisions will apply to Airline until GE provides Airline at least ninety (90) days prior written notice.

ARTICLE 3 - GE PRODUCT ORDER PLACEMENT

A.	The terms and conditions set forth herein are in lieu of all printed terms and conditions appearing on Airline’s purchase orders.

B.	Airline shall place purchase orders for GE or GE-LLC Products and GE’s or GE-LLC’s acknowledgment of each purchase order shall constitute acceptance thereof. Airline’s execution of a Letter Agreement shall, for the purchase of Spare Engines, serve as Airline’s purchase order for such Spare Engines and GE’s receipt thereof.

ARTICLE 4 - DELIVERY, TITLE, TRANSPORTATION, RISK OF LOSS, PACKAGING OF PRODUCTS

A.	Shipment of GE Products and GE-LLC Products shall be from GE’s facility in Evendale, Ohio, U.S.A., Peebles, Ohio, U.S.A., or Erlanger, Kentucky, U.S.A., or point of manufacture, or other facility at GE’s option.

B.	Delivery of all GE Products and GE-LLC Products shall be as follows (hereinafter “Delivery”):

(i)	For GE Products and GE-LLC Products shipped from the U.S. to a domestic U.S. destination, Delivery of such GE Products and GE-LLC Products shall be [*****] at the point of shipment described in Paragraph A of this Article;

(ii)	For GE Products and GE-LLC Products shipped from the U.S. to a destination outside the U.S., Delivery of such GE Products and GE-LLC Products shall be to Airline once the GE Product or GE-LLC Product is over international waters (i.e., 12 miles off the

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

(iii)	shore of the U.S.), or, if the GE Product or GE-LLC Product does not cross international waters during transport, at the frontier of the destination country. Unless otherwise agreed, [*****] for exporting the GE Products and GE-LLC Products out of the U.S.;

(iv)	For GE Products and GE-LLC Products shipped from a location outside the U.S., Delivery of such GE Products and GE-LLC Products shall be [*****] from such foreign GE facility.

Upon Delivery, title to GE Products and GE-LLC Products as well [*****] shall pass to Airline. [*****] for all risk and expense in obtaining any required licenses and carrying out all customs formalities for the exportation and importation of goods in accordance with the Article titled “Government Authorization” of this Agreement.

C.	[*****] transportation of such GE and GE-LLC Products from the point of shipment described in Paragraph A of this Article until Delivery in accordance with Paragraph B of this Article.

ARTICLE 5 - PAYMENT FOR PRODUCTS

Payment terms are set forth in the attached Exhibit C.

ARTICLE 6 - GENERAL

Solely for purposes of Articles 7-15 of the Agreement, the abbreviation “Seller” shall refer to both GE and GE-LLC since each entity will be subject to these terms. In addition, again solely for purposes of Articles 7-16 of the Agreement, the term “Product(s)” shall refer to both GE Product(s) and GE-LLC Product(s).

ARTICLE 7 - TAXES AND DUTIES

Unless otherwise specified in this Agreement, Seller shall be responsible for and pay directly all corporate and individual taxes measured by net income or profit imposed by any governmental authority on Seller, its employees or subcontractors in any way connected with this Agreement (“Seller taxes”). Airline shall be responsible for and pay directly when due and payable all taxes, duties, fees, or other charges of any nature (including, but not limited to, ad valorem, consumption, excise, franchise, gross receipts, import, license, property, sales, stamp, storage, transfer, turnover, use, or value-added taxes, and any and all items of withholding, deficiency, penalty, addition to tax, interest, or assessment related thereto), other than Seller taxes, imposed by any governmental authority on Seller or its employees or subcontractors in any way connected with this Agreement (“Airline taxes”). All payments due and payable to Seller by Airline under this Agreement shall be made without deduction or withholding for Airline taxes, except that if Airline shall be required by law to deduct or withhold any Airline taxes from or in respect of any amount payable by it to Seller hereunder, the amount payable by Airline shall be increased by such amount as may be necessary so that after making all required deductions or

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

withholdings (including deductions or withholdings with respect to any additional amounts payable pursuant to this sentence), Seller receives the same amount that it would have received if no such deduction or withholding had been made. If Seller is nevertheless required to pay Airline taxes, Airline shall, promptly upon presentation of Seller’s invoice for the Airline taxes, reimburse Seller for the Airline taxes. Airline shall provide to Seller on a timely basis accurate official receipts for deducted or withheld taxes. All rights to drawback of customs duties paid by Seller to the customs authorities of the country of manufacture of any products shall belong to Seller. Airline agrees to cooperate with Seller to obtain a drawback.

ARTICLE 8 - WARRANTY AND PRODUCT SUPPORT PLAN

Applicable warranties are set forth in Exhibit A relating to all Engines or Parts, including Expendable Parts, either purchased by Airline directly from GE or GE-LLC or installed on Airline’s Aircraft as original equipment. Product support activities are set forth in Exhibit B.

ARTICLE 9 - EXCUSABLE DELAY

Seller shall not be liable or in breach of its obligations under this Agreement to the extent performance of such obligations is delayed or prevented, directly or indirectly, by causes beyond its reasonable control, including acts of God, fire, terrorism, war (declared or undeclared), severe weather conditions, earthquakes, epidemics, material shortages, insurrection, acts or omissions of Airline or Airline’s suppliers or agents, any act or omission by any governmental authority, strikes, labor disputes, acts or threats of vandalism or terrorism (including disruption of technology resources), transportation shortages, or vendor’s failure to perform (each an “Excusable Delay”). The delivery or performance date shall be extended for a period equal [*****]. Seller shall use reasonable efforts to continue performance whenever such causes are removed. If Seller is delayed by any acts or omissions of Airline or Airline’s other contractors or suppliers, Seller shall be entitled to an equitable adjustment in price and time for performance. In the event an Excusable Delay continues for a period of [*****] or more beyond the scheduled delivery or performance date, Airline or Seller may, upon sixty (60) days written notice to the other, cancel the part of this Agreement so delayed, Seller shall return to Airline all payments relative to the canceled part of this Agreement, and Airline shall pay Seller its reasonable cancellation charges in the event Airline elects to cancel the affected part of this Agreement.

ARTICLE 10 - PATENTS

A.	Seller shall handle all claims and defend any suit or proceeding brought against Airline insofar as based on a claim that any Product furnished under this Agreement, without any alteration or further combination, constitutes an infringement of any patent of the United States or of any patent of any other country that is signatory to Article 27 of the Convention on International Civil Aviation signed by the United States at Chicago on December 7, 1944, in which Airline is authorized to operate or in which another airline pursuant to lawful interchange, lease or similar arrangement, operates aircraft of Airline.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

B.	Seller’s liability hereunder is conditioned upon Airline promptly notifying Seller in writing and giving Seller authority, information and assistance (at Seller’s expense) for the defense of any suit or proceeding. In case such Product is held in such suit or proceeding to constitute infringement and the use of said Product is enjoined, Seller shall, at its own expense and at its option, either (1) procure for Airline the right to continue using such Product; (2) replace same with satisfactory and non-infringing Product; or (3) modify same so it becomes satisfactory and non-infringing Product. Seller shall not be responsible to Airline or to any third party, for incidental or consequential damage, including, but not limited to, costs, expenses, liabilities or loss of profits resulting from loss of use.

C.	The remedies described in Paragraphs (A) and (B) above do not apply to any Product or Part (1) not purchased by Airline from Seller (except for Products or Parts installed as Original Equipment on aircraft owned, leased or operated by Airline); (2) that was changed, modified, or not used for its intended purpose; or (3) that was manufactured by Seller to Airline’s unique specifications or directions.

The obligations recited in this Article shall constitute the sole and exclusive liability of Seller for actual or alleged patent infringement.

ARTICLE 11 - DATA

A.	All Data is proprietary to and shall remain the property of Seller. All Data is provided to or disclosed to Airline in confidence, and shall neither (1) be used by Airline or be furnished by Airline to any other person, firm or corporation for the design or manufacture or repair of any products, articles, compositions of matter, or processes, nor (2) be permitted out of Airline’s possession, or divulged to any other person, firm or corporation, nor (3) be used in the creation, manufacture, development, or derivation of any repairs, modifications, spare parts, designs or configuration changes, or to obtain FAA or any other government or regulatory approval of any of the foregoing. Data shall not be used for the maintenance, repair, or assessment of continued airworthiness of any products not supplied or covered under this Agreement. If GE’s written consent is given for reproduction in whole or in part, any existing notice or legend shall appear in any such reproduction. Nothing in this Agreement shall preclude Airline from using such Data for the modification, overhaul, or maintenance work performed by Airline on Airline’s Products; except that all repairs or repair processes that require substantiation (including, but not limited to, high technology repairs) will be the subject of a separate license and substantiated repair agreement between Seller and Airline.

B.	Seller warrants that it either owns or will secure the right for Airline to use, as set forth in this Paragraph, software delivered as part of an Engine by Seller to Airline under this Agreement. Seller agrees to provide to Airline, as part of the delivered Engines, a copy of all software, in machine readable (object code) format, necessary solely for the operation of Engines provided under this Agreement. Seller will provide to Airline and Airline agrees to accept and execute all necessary license agreements, if any, that are required to memorialize such rights to use such software. Airline agrees that it shall have no rights to sublicense, decompile or modify any software provided by Seller without the prior express written consent of the owner of such software. Airline shall be solely responsible for negotiating any licenses necessary to secure for Airline any additional rights in any software.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

ARTICLE 12 - LIMITATION OF LIABILITY

The liability of Seller to Airline arising out of, connected with, or resulting from the manufacture, sale, design, possession, use or handling of any Product or Parts thereof or therefore (including Engines installed on Airline’s owned or leased aircraft as original equipment and engines obtained, acquired, leased or operated before or after the execution of this Agreement) or furnishing of services, whether in contract, warranty, tort (including, without limitation, negligence, but excluding willful misconduct or gross negligence) or otherwise, shall be as set forth in this Agreement or in Exhibit A or B or in the applicable letter agreements to the Agreement [*****] of the Engine, service or other thing giving rise to Airline’s claim. The foregoing shall constitute the sole remedy of Airline and the sole liability of Seller. In no event shall Seller be liable for incidental, punitive, special, indirect or consequential damages, including but not limited to, damage to, or loss of use, revenue or profit with respect to any aircraft, engine, or part thereof. THE WARRANTIES AND GUARANTEES SET FORTH IN EXHIBIT A AND ANY APPLICABLE LETTER AGREEMENTS ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES AND GUARANTEES WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

For the purpose of this Article, the term “Seller” shall be deemed to include General Electric Company, its subsidiaries (including but not limited to GE Engine Services Distribution, LLC), assigns, subcontractors, suppliers, Product co-producers, and the respective directors, officers, employees, and agents of each.

ARTICLE 13 - GOVERNMENT AUTHORIZATION, EXPORT SHIPMENT

Airline shall be responsible for obtaining any required licenses or any other required governmental authorization and shall be responsible for complying with all U.S. and foreign government licensing and reporting requirements, including the requirement to file export records with the U.S. Automated Export System (i.e., “AES Records”) prior to export from the U.S. Consistent with its obligation to file AES records, Airline acknowledges and agrees that it will issue a power of attorney to a U.S. freight forwarder authorized to file such records, requiring that freight forwarder to make such AES filings. Airline shall restrict disclosure of all information and data furnished in connection with such authorization and shall ship the subject matter of the authorization to only those destinations that are authorized by the U.S. Government.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

ARTICLE 14 - PERSONAL DATA PROTECTION

A.	“Personal Data” is any information relating to an identified or identifiable natural person or to any legal entity if such legal entity is subject to data protection legislation in their country of incorporation (“Data Subject”).

B.	Airline and Seller each agree that any Personal Data obtained from the other Party will be deemed Data of the other Party as defined in this Agreement whether or not the Personal Data is publicly available.

C.	Airline and Seller each represent that in providing Personal Data to one another they will comply with all applicable laws and regulations, including but not limited to providing notices to or obtaining consents from the Data Subjects when required.

D.	Steps shall be taken to implement and maintain physical, technical and organizational measures to ensure the security and confidentiality of Personal Data in order to prevent accidental, unauthorized or unlawful access, use, modification, disclosure, loss or destruction of Personal Data. The security measures taken shall be in compliance with applicable data protection laws and shall be adapted to the risks represented by the processing and the nature of the personal data to be collected and/or stored.

ARTICLE 15 - NOTICES

Any notices under this Agreement shall become effective upon receipt and shall be in writing and be delivered or sent by mail, courier service, personal service or fax to the respective parties at the following addresses, which may be changed by written notice:

If to:	Airline	If to:	General Electric Company
GE-Aviation
One Neumann Way, M.D.
Cincinnati, Ohio 45215-1988 USA

Attn:	Fernando Calaes	Attn:	Customer Support Manager
	Facsimile Number: 55 31 3055 9710		Facsimile Number: 1 513 552 2613
	Telephone Number: 55 31 30559700		Telephone Number: 1 513 552 2613

		If to:	GE Engine Services Distribution, LLC
One Neumann Way, MD 111
Cincinnati, OH 45215-6301

		Attn:	President
Facsimile Number: (513) 552-2144
Telephone Number: (513) 552-2278

Notice sent by the U.S. mail, postage prepaid, shall be deemed received within seven (7) days after deposit.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

ARTICLE 16 - MISCELLANEOUS

A.	Assignment of Agreement. This Agreement may not be assigned, in whole or in part, by either Party without the prior written consent of the other Party; except, that, Airline’s consent shall not be required for the assignment by Seller of all or a portion of the Agreement to a subsidiary of Seller.

B.	Applicable Law; Venue. All aspects of this Agreement and the obligations arising hereunder will be governed in accordance with the law of the State of New York, U.S.A.; except, that New York conflict of law rules will not apply if the result would be the application of the laws of another jurisdiction. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

C.	Entire Agreement; Modification. This Agreement contains the entire and only agreement between the parties, and it supersedes all pre-existing agreements between such parties, respecting the subject matter hereof; and any representation, promise or condition in connection therewith not incorporated herein shall not be binding upon either Party. No modification or termination of this Agreement or any of the provisions herein contained shall be binding upon the Party against whom enforcement of such modification or termination is sought, unless it is made in writing and signed on behalf of Seller and Airline by duly authorized executives.

D.	Confidentiality of Information. This Agreement and letter agreements contain information specifically for Airline and Seller, and nothing herein contained shall be divulged by Airline or Seller to any third person, firm or corporation, without the prior written consent of the other Parties, which consent shall not be unreasonably withheld; except (i) that Airline’s consent shall not be required for disclosure by Seller of this Agreement and letter agreements, and related information given by Airline to Seller, to an Engine program participant, joint venture participant, engineering service provider or consultant to Seller so as to enable Seller to perform its obligations under this Agreement or letter agreements or to build the Engine or to provide informational data; (ii) to the extent required by Government agencies, by law, or to enforce this Agreement; and (iii) to the extent necessary for disclosure to the Parties’ respective insurers, accountants or other professional advisors who must likewise agree to be bound by the provisions of this Article. In the event (i) or (iii) occur, suitable restrictive legends limiting further disclosure shall be applied. In the event the Agreement, or other Seller information or data is required to be disclosed or filed by government agencies by law, or by court order, Airline shall notify Seller at least thirty (30) days in advance of such disclosure or filing and shall cooperate fully with Seller in seeking confidential treatment of sensitive terms of the Agreement or such information and data.

E.	Duration of Agreement. This Agreement shall remain in full force and effect until (i) Airline ceases to operate at least [*****] powered by Products set forth herein, or (ii) less than [*****] powered by such Products are in commercial airline service, or (iii) the occurrence of a material breach of the obligations set forth in Article 11. Nothing herein shall affect the rights and obligations and limitations set forth in this Agreement as to Products ordered for delivery and work performed prior to termination of this Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

F.	Survival Of Certain Clauses. Survival Of Certain Clauses. The rights and obligations of the Parties under the following Articles and related Exhibits shall survive the expiration, termination, completion or cancellation of this Agreement:

Payment for Products

Taxes and Duties

Patents

Data

Limitation of Liability

Governmental Authorization, Export Shipment

Miscellaneous

G.	Language. This Agreement, orders, Data, notices, shipping invoices, correspondence and other writings furnished hereunder shall be in the English language.

H.	Severability. The invalidity or un-enforceability of any part of this Agreement, or the invalidity of its application to a specific situation or circumstance, shall not effect the validity of the remainder of this Agreement, or its application to other situations or circumstances. In addition, if a part of this Agreement becomes invalid, the Parties will endeavor in good faith to reach agreement on a replacement provision that will reflect, as nearly as possible, the intent of the original provision.

I.	Waiver. The waiver by any Party of any provision, condition, or requirement of this Agreement, shall not constitute a waiver of any subsequent obligation to comply with such provision, condition, or requirement.

J.

Dispute Resolution. If any dispute arises relating to this Agreement, the Parties will endeavor to resolve the dispute amicably, including by designating senior managers who will meet and use commercially reasonable efforts to resolve any such dispute. If the Parties’ senior managers do not resolve the dispute within sixty (60) days of first written request, either party may request that the dispute be settled and finally determined by binding arbitration, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in New York, New York, by one or more arbitrators appointed in accordance with the AAA Rules. The arbitrator(s) will have no authority to award punitive damages, attorney’s fees and related costs or any other damages not measured by the prevailing party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Agreement and applicable law. The award of the arbitrator(s) will be final, binding and non-appealable, and judgment may be entered thereon in any court of competent jurisdiction. All statements made or materials produced in connection with this dispute resolution process and arbitration are confidential and will not be disclosed to any third party except as required by law or subpoena. The Parties intend that the dispute resolution process set forth in this Article will be their exclusive remedy for any dispute arising under or relating to this Agreement or its subject matter. Either party may at any time, without inconsistency with this Article, seek from a court of competent jurisdiction any equitable, interim, or provisional relief to avoid

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

irreparable harm or injury. This Article will not apply to and will not bar litigation regarding claims related to a party’s proprietary or intellectual property rights, nor will this Article be construed to modify or displace the ability of the Parties to effectuate any termination contemplated in this Agreement.

K.	Waiver of Immunity. With respect to any Airline who is incorporated or based outside the United States, to the extent that such Airline or any of its property becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding of any nature, Airline hereby irrevocably waives the application of such immunity and particularly, the U.S. Foreign Sovereign Immunities Act, 28 U.S.C. 1602, et. seq., insofar as such immunity relates to Airline’s rights and obligations in connection with this Agreement.

L.	Electronic Transactions.

(i)	Seller may grant Airline access to and use of the GE Customer Web Center (“CWC”) and/or other GE Web sites (collectively, “GE Sites”). Airline agrees that such access and use shall be governed by the applicable GE Site Terms and Conditions, provided, however, that in the event of a conflict with the provisions of this Agreement, this Agreement shall govern.

(ii)	Seller may permit Airline to place purchase orders for certain Products on the GE Sites by various electronic methods (“Electronic POs”). The Parties agree that such Electronic POs a) constitute legally valid, binding agreements; b) have the same force and effect as purchase orders placed in paper format signed by Airline in ink; and c) are subject to the terms and conditions hereof.

(iii)	Seller may permit Airline to access certain technical Data through the CWC, including, but not limited to GE technical publications under the terms and conditions of this Agreement. Airline shall be responsible for contacting its FAA representative for guidelines on the use of such electronic technical data.

(iv)	Airline represents and warrants that any employee or representative who places Electronic POs or accesses Data through the CWC is authorized by Airline to do so and has obtained a login name(s) and password(s) through the GE Site registration process. Seller shall be entitled to rely on the validity of a login name or password unless notified otherwise in writing by Airline.

Counterparts: This Agreement may be signed by the Parties in separate counterparts, and any single counterpart or set of counterparts, when signed and delivered to the other Parties shall together constitute one and the same document and be an original Agreement for all purposes.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and the year first above written.

GENERAL ELECTRIC
TRIP LINHAS AEREAS S.A.		COMPANY

By:	/s/ Fernando Antonio Moreira Calaes	By:	/s/ Kathy MacKenzie

Typed Name:	Fernando Antonio Moreira Calaes	Typed
	Diretor de Administração e Finanças	Name:	Kathy MacKenzie

Title:	/s/ Gladison Alberto Piasera	Title:	RGM Comm Ops
Gladison Alberto Piasera
Gerente de Contratos

Date:		Date:	May 29 2009

GE ENGINE SERVICES
DISTRIBUTION, LLC

		By:	/s/ Steven J Shaknaitis

Typed
		Name:	Steven J Shaknaitis

		Title:	President

		Date:	June 3, 2009

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

EXHIBIT A

CF34-8 ENGINE WARRANTY PLAN

SECTION I - WARRANTIES

A.	New Engine Warranty

1.	GE warrants each new Engine and Module against Failure for the initial [*****] Flight Hours as follows:

a.	[*****] will be granted for any Failed Parts.

b.	[*****] for disassembly, reassembly, test and Parts Repair of any new Engine part will be granted for replacement of Failed Parts.

c.	Such [*****] will be: [*****] from new to [*****] Flight Hours and decreasing pro rata from [*****] at [*****] Flight Hours to [*****] at [*****] Flight Hours.

2.	As an alternative to the above allowances, GE shall upon request of Airline:

a.	Arrange to have Failed Engines and Modules repaired per the terms of Paragraph 1 above, at a facility designated by GE.

B.	New Parts Warranty

In addition to the warranty granted for new Engines and Modules GE warrants Parts as follows:

1.	During the first [*****] Flight Hours for such Parts GE will grant [*****] for repair labor for Failed Parts.

2.	GE will grant a pro rata [*****] for Scrapped Parts decreasing from [*****] at [*****] Flight Hours Part Time to [*****] at the applicable hours designated in the applicable Engine Parts Table set forth in Attachment I to this Exhibit A.

C.	Ultimate Life Warranty

1.	GE warrants Ultimate Life limits on a Part for which a FAA imposed Ultimate Life limitation is published.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

2.	GE will grant a pro rata [*****] of [*****] when new, decreasing pro rata from [*****] when to [*****] at [*****] Flight Cycles (and [*****] when new to [*****] Flight Cycles for HPT Components if the Engine is the CF34-8E5A1 or the CF34-8C5A). Credit will be granted only when such Parts are permanently removed from service by a U.S. Government imposed Ultimate Life Limitation of less than [*****] Flight Cycles. Credit will not be granted under this Ultimate Life Warranty for any individual Failure or other cause not related to the total usage capability of all such Parts in Airline service.

D.	Campaign Change Warranty

1.	A campaign change will be declared by GE when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a time compliance GE Service Bulletin implementing an Airworthiness Directive. GE will grant the following [*****]:

(i)	[*****] for Parts in inventory or removed from service when new or with [*****] Flight Hours or less total Part Time.

(ii)	[*****] for Parts in inventory or removed from service with over [*****] Flight Hours since new, regardless of warranty status.

2.	[*****] - GE will grant [*****] for disassembly, reassembly, modification, testing, or Inspection of GE-supplied Engines, Modules or Parts therefore when such action is required to comply with a mandatory time compliance GE Service Bulletin implementing an Airworthiness Directive.

3.	Life controlled Parts which are set forth in the Ultimate Life Warranty and which are retired by Ultimate Life limits including FAA Airworthiness Directive, are [*****] from Campaign Change Warranty.

E.	Warranty Pass-On

If requested by Airline and consented to by GE in writing, which consent will not be unreasonably withheld, GE will permit assignment of the warranty support for Engines sold by Airline to commercial Airline operators, or to other aircraft operators. Such warranty support will be limited to Engines or Parts which were purchased under this Agreement or to initially installed Engines purchased by Airline from the Aircraft manufacturer and apply to the unexpired portion of the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty, Campaign Change Warranty, Vendor Back-Up Warranty, and Vendor Interface Warranty (collectively, the “Engine Warranties”), and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to the Engine Warranties.

Seller’s consent shall not be required for the assignment by Airline to one or more financing institutions of Airline’s rights to the Engine Warranties, each such assignment made in

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

respect to Airline’s initial financing of one or more new Aircraft or spare Engine(s), as the case may be. In exercising any rights under such Engine Warranties, such assignee shall be conclusively deemed to have accepted the applicable terms and conditions of this GTA, including the limitations, applicable to the Engine Warranties. The exercise by such assignee of any rights to the Engine Warranties shall not release Airline from any of its duties or obligations to Seller under this GTA except to the extent of actual performance by the assignee. Seller’s liability to either or both Airline and its assignee shall not be increased, duplicated or multiplied in any way by reason of such assignment. Airline shall provide the assignee an extracted copy of the terms and conditions of this GTA (including a copy of this paragraph) applicable to the Engines Warranties. Seller’s consent to the assignment under the foregoing terms shall be deemed fulfilled, without further action by the Seller, upon receipt by Seller of Airline’s written notice identifying the assignee of the Engine Warranties.

F.	Vendor Back-Up Warranty

1.	GE controls and accessories vendors provide a warranty on their products used on GE Engines. This warranty applies to controls and accessories sold to GE for delivery on installed or spare Engines and controls and accessories sold by the vendor to Airline on a direct purchase basis. In the event the controls and accessories suffer a failure during the vendor’s warranty period, Airline will submit a claim directly to the vendor in accordance with the terms and conditions of the vendor’s warranty.

2.	In the event a controls and accessories vendor fails to provide a warranty at least as favorable as the GE New Engine Warranty (for complete controls and accessories) or New Parts Warranty (for components thereof), or if provided, rejects a proper claim from Airline, GE will intercede on behalf of Airline to resolve the claim with the vendor. In the event GE is unable to resolve a proper claim with the vendor, GE will honor a claim from Airline under the provisions and subject to the limitations of GE’s New Engine or New Parts Warranty, as applicable. Settlements under Vendor Back-Up Warranty will exclude credits for resultant damage to or from controls and accessories procured directly by Airline from vendors.

G.	Vendor Interface Warranty

Should any control or accessory, for which GE is responsible, develop a problem due to its environment or interface with other controls and accessories or with an Engine, Module or equipment supplied by the aircraft manufacturer, GE will be responsible for initiating corrective action. If the vendor disclaims warranty responsibility for Parts requiring replacement, GE will apply the provisions of its New Parts Warranty to such Part whether it was purchased originally from GE or directly from the vendor.

H.	THE WARRANTIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

SECTION II - GENERAL CONDITIONS

A.	Airline will maintain adequate operational and maintenance records and make these available for GE inspection.

B.	GE will deny a claim under any of the Warranty provisions, and the Warranty provisions will not apply if it has been reasonably determined by GE that:

(1)	such claim resulted from the subject Engine, Module or any Parts thereof:

•	Not being properly installed or maintained; or

•	Being operated contrary to applicable GE recommendations as contained in its Manuals, Bulletins, or other written instructions; or

•	Being repaired or altered in such a way as to impair its safety of operation or efficiency; or

•	Being subjected to misuse, neglect or accident; or

•	Being subjected to Foreign Object Damage; or

•	Being subjected to any other defect or cause (whether sole or contributory) not within the control of GE; or

•	Not incorporating all service bulletins related to the cause or failure.

C.	The express provisions herein set forth the maximum liability of GE with respect to all claims of any kind under this Exhibit A, including, without limitation, contracts, warranty, tort and negligence arising out of the manufacture, design, sale, possession, use or handling of the Products (including Engines installed on Airline’s owned or leased aircraft as original equipment and engines obtained, acquired, leased or operated before or after the execution of this Agreement) or Parts thereof or therefore, and[*****] GE’s liability to Airline [*****] of the Engine, service or other thing giving rise to Airline’s claim. In no event shall GE be liable for incidental, special, punitive or consequential damages. For the purpose of this Section II, the term “GE” shall be deemed to include the General Electric Company, its subsidiaries, assigns, subcontractors, suppliers, Product co-producers, and the respective directors, officers, employees, and agents of each. If Airlines uses non-GE Parts or non-GE approved repairs and such parts or repairs cause personal injury, death or property damage to third parties, Airline shall indemnify and hold harmless GE from all claims and liabilities connected therewith. This indemnification shall survive termination of this Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

D.	Airline shall apprise GE of any Failure within [*****] after the discovery of such Failure. Such notice shall include a delineation of all other products or parts not supplied by GE which have been incorporated into the Engine that may have contributed to the Failure or that are involved with the operation of the module in which the Failure occurred. Any Part for which a [*****] is requested by Airline shall be returned to GE upon specific request by GE and must be accompanied by sufficient information to identify the Part and the reason for its return. In such event, upon return to GE, such Part shall become the property of GE unless GE directs otherwise. Transportation expenses shall be borne by GE.

E.	The warranty applicable to a replacement Part provided under the terms of the New Engine Warranty or New Parts Warranty shall be the same as the warranty on the original Part. The unexpired portion of the applicable warranty will apply to Parts repaired under the terms of such warranty.

F.	Airline will cooperate with GE in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

G.	If compensation becomes available to Airline under more than one warranty or other Engine program consideration, Airline [*****] receive [*****] compensation but will receive the [*****] to Airline under a single warranty or other program consideration.

H.	Any repair which is performed without the prior authorization of GE will not be covered by the applicable warranty.

I.	Transportation to and from repair facilities shall be paid by Airline.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

ATTACHMENT I

CF34-8 Warranty Parts List

Parts Time (Hours)

Fan Rotor	[*****]
Spinner, Fwd, and Aft	[*****]
Fan Disk	[*****]
Fan Drive Shaft	[*****]

Fan Stator	[*****]
Case	[*****]
Engine Mounts	[*****]
O.G.V. Frame	[*****]
Housing, No. 1 & 2 Bearing	[*****]

Front Frame	[*****]
Frame Assembly	[*****]

Compressor Stator	[*****]
Case, Lower and Upper	[*****]

Compressor Rotor	[*****]
Blisks	[*****]
Spools	[*****]
Forward Shaft	[*****]
Housing, #3 Bearing	[*****]
Seal, CDP Rotating	[*****]

Combustor	[*****]
Combustion Chamber Frame Assembly	[*****]
Seal, CDP Stationary	[*****]
Rear Main Mount Ring	[*****]
#4 Bearing Mount	[*****]
“B” Slump Stationary Seal	[*****]
O.G.V. Ring	[*****]

High Pressure Turbine Stator	[*****]
Casing, Inner	[*****]

High Pressure Turbine Rotor	[*****]
Disks, Stage 1 and 2	[*****]
Fwd Cooling Plates, Stage 1 and 2	[*****]
Aft Cooling Plates, Stage 1 and 2	[*****]
Shaft	[*****]
Torque Coupling, Outer	[*****]

Low Pressure Turbine Stator	[*****]
Casing	[*****]
Inner Attachment Ring	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

Parts Time (Hours)

Low Pressure Turbine Rotor	[*****]
Disks, Stage 3, 4, 5 and 6	[*****]
Rear Shaft	[*****]
Seals, Stage 3/4, 4/5, 5/6	[*****]

Exhaust	[*****]
Centerbody	[*****]
Frame	[*****]
Bearing Housing #5	[*****]
Heat Shield	[*****]
“C” Sump Cover	[*****]
Housing, Front Labyrinth Seal	[*****]
“C” Sump Wall	[*****]

Accessory Gearbox	[*****]
Housing	[*****]
Shafts, Drive and Gear	[*****]
Gears	[*****]

PTO	[*****]
Housing	[*****]
Bevel Gears	[*****]

* Warranty Parts List may change

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

EXHIBIT B

PRODUCT SUPPORT PLAN

SECTION I - SPARE PARTS PROVISIONING

A.	Provisioning Data

In connection with Airline’s initial provisioning of spare Parts, GE or GE-LLC shall furnish Airline with data in accordance with ATA Specification 2000 using a revision mutually agreed to in writing by GE and Airline.

B.	Return Of Parts

Airline shall have the right to return to GE-LLC, at GE-LLC’s expense, any new or unused Part which has been shipped in excess of the quantity ordered or which is not the part number ordered or which is in a discrepant condition except for damage in transit.

C.	Parts Buy-Back

Within the first [*****] after delivery of the [*****] aircraft to Airline, GE-LLC will agree (i) to repurchase at the invoiced price, any initially provisioned spare Parts purchased from GE-LLC which GE-LLC recommended that Airline purchase, in the event Airline finds such Parts to be surplus to Airline’s needs; or (ii) to exchange with Airline the equivalent value thereof in other spare Parts. Such Parts must be new and unused, in original GE packaging, and shall meet GE inspection requirements. Parts which become surplus to Airline’s needs by reason of Airline’s decision to upgrade or dispose of Products are excluded from this provision. Shipping costs for Parts returned [*****]

D.	Parts of Modified Design

1.	GE-LLC shall have the right to make modifications to design or changes in the spare Parts sold to Airline hereunder.

2.	GE-LLC will from time to time inform Airline in accordance with the means set forth in ATA Specification 2000, when such spare Parts of modified design become available for shipment hereunder.

3.	Spare Parts of the modified design will be supplied unless Airline advises GE-LLC in writing of its contrary desire within [*****] of the issuance of the Service Bulletin specifying the change to the modified Parts. In such event, Airline may negotiate for the continued supply of spare Parts of the pre-modified design at a rate of delivery and price to be agreed upon.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

E.	Spare Parts Availability

1.	GE-LLC will maintain a stock of spare Parts to cover Airline’s emergency needs. For purposes of this Paragraph, emergency is understood by GE-LLC and Airline to mean the occurrence of any one of the following conditions:

AOG	-	Aircraft on Ground
Critical	-	Imminent AOG or Work Stoppage
Expedite	-	Less than Normal Lead Time

2.	Airline will order spare Parts according to lead-time but should Airline’s spare Parts requirements arise as a result of an emergency, Airline can draw such spare Parts from GE-LLC’s stock. A 24-hour Customer Response Center is available to Airline for this purpose. If an emergency does exist, GE-LLC will use its best efforts to ship required spare Part(s) within the time period set forth below following receipt of an acceptable purchase order from Airline:

AOG	-	[*****]
Critical	-	[*****]
Expedite	-	[*****]

3.	Airline shall provide GE with spare Parts provisioning forecasts, updated at least [*****] specifying projected requirements to cover at least the following [*****] period. Airline agrees to promptly notify GE in the event the Airline will not achieve such projected requirements. If Airline does not supply such forecast provisioning then GE may modify the spare Part lead time currently defined in the Spare Parts Catalog.

SECTION II - TECHNICAL PUBLICATIONS AND DATA

GE will furnish, [*****], technical manuals, including revisions thereof, to Airline. Technical manuals shall be furnished by GE to Airline in mutually agreed upon quantities. All technical manuals provided by GE shall be in the English language and in accordance with mutually agreed upon provisions of the ATA Specification.

SECTION III - TECHNICAL TRAINING

A.	Introduction

GE shall make technical training available to Airline, at GE’s designated facilities. Details on scope, quantity, materials, and planning shall be as mutually agreed.

B.	Scope

The training furnished under this Agreement shall be as follows:

•	Product - as previously defined in this Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

•	Quantity [*****] to Airline for [*****] to Airline for each additional aircraft.

•	Courses – detailed in training catalog (www.geae.com/training).

*	Student-Days = the number of students multiplied by the number of class days

The Customer Support Manager, in conjunction with appropriate GE Training representatives, will be available to conduct a review session with Airline to schedule required training. To assure training availability, such review shall be conducted [*****] prior to the delivery date of the [*****] aircraft.

C.	Training Location

Unless arranged otherwise with GE concurrence, training shall be provided by GE in English at one or more of the GE designated facilities identified in the training catalog.

If an alternate site is desired, GE will furnish a quotation with following minimum conditions that must be met in order to deliver “equivalent” training at the alternate site.

1.	Airline will be responsible for providing acceptable classroom space and equipment - including engines, special tools, and hand tools required to conduct the training.

2.	Airline will pay GE’s travel and living charges for each GE instructor for each day, or fraction thereof, such instructor is away from GE’s designated facility, including travel time.

3.	Airline will pay for round-trip transportation for GE’s instructors and shipment of training materials between the designated facility and such alternate training site.

D.	Airline Responsibility

During engine maintenance training at any of the GE designated facilities, Airline shall be responsible for typical expenses such as:

•	Air and ground transportation expenses

•	Lodging (hotel accommodations)

•	Meals

•	All Medical - physicians, medication, emergencies, etc.

•	Other various and sundry expenses (visits to other businesses, entertainment, etc.).

Airline will be responsible for shipping costs of training materials in all cases.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

SECTION IV - CUSTOMER SUPPORT AND SERVICE

A.	Customer Support Manager

GE shall assign to Airline [*****], a Customer Support Manager located at GE’s factory to provide and coordinate appropriate liaison between the Airline and GE’s factory personnel.

B.	Field Support

GE shall make available to Airline, [*****], field service representation at Airline’s facility. GE will provide the level of representation required to ensure that GE is able to expeditiously and accurately deliver data that is required to resolve technical issues.

GE will also assist with the introduction of new aircraft/Engines into Airline’s fleet, resolution of unscheduled maintenance actions, product scrap approval, and rapid communication between Airline’s maintenance base and GE’s factory personnel. Throughout the operation of these Engines, the Customer Support Center (“CSC”) and the Customer Web Center (“CWC”) will augment support [*****] to Airline.

SECTION V - ENGINEERING SUPPORT

GE shall make factory based engineering support available, [*****], to Airline, for typical powerplant issues.

SECTION VI - PERFORMANCE TREND MONITORING

Support equipment includes tools required to support the line maintenance, removal/installation, transportation, overhaul (assembly/disassembly/inspection) and test of the Engine. This equipment is offered for sale by GE (Customer Tooling Solutions) or through a GE licensee.

GE Aviation - Customer Tooling Solutions

1 Neumann Way MD 310

Cincinnati, Ohio USA, 45215-6301

Aviation.toolingorder@ge.com

Piece part component repair tooling is dependent on the specific equipment and repair methods/process and therefore is often locally manufactured to non-standard designs. As such it is generally not offered for sale.

SECTION VII - PERFORMANCE TREND MONITORING

GE will also provide the standard diagnostics services set forth in Exhibit D.

SECTION VIII - GENERAL CONDITIONS - PRODUCT SUPPORT PLAN

A.

All support provided by GE above is provided to Airline exclusively for the maintenance and overhaul by Airline of Airline’s Products provided that such Products are operated in the original Engine configuration, or in a modified Engine configuration which does not, directly or indirectly, affect such Products or in an Engine configuration that has been

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

approved by GE. The support provided herein may not be utilized for any other purpose, or assigned or otherwise transferred to any third party, without the written consent of GE, which consent may be exercised by GE in its sole discretion. Technical support for shops offering engine maintenance and overhaul services to third party customers is available from GE directly.

B.	Airline will maintain adequate operational and maintenance records and make these available for GE inspection.

C.	This Product Support Plan is subject to the provisions of the Article titled “Limitation of Liability” of the Agreement to which this Exhibit B is attached.

D.	Airline will cooperate with GE in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

E.	Except as provided in the Warranty Pass-On provisions in Paragraph E of Exhibit A of the Agreement to which this Exhibit B is attached, this Product Support Plan applies only to the original purchaser of the Engine except that installed Engines supplied to Airline through the aircraft manufacturer shall be considered as original Airline purchases covered by this Product Support Plan.

GE PROPRIETARY INFORMATION

(subject to restrictions on cover page)

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

EXHIBIT C

PAYMENT TERMS

A.	Airline shall make payment in United States Dollars and in immediately available funds. Payment will be effective upon receipt thereof.

•	For spare Engines and Modules:

•	[*****] prior to a scheduled delivery date, GE shall render to Airline an invoice for [*****] of the base price (unescalated) which Airline shall pay within [*****] of the date of the invoice; and

•	[*****] prior to a scheduled delivery date, GE shall render to Airline an invoice for [*****] of the base price (unescalated) which Airline shall pay within [*****] of the date of the invoice; and

•	[*****] prior to a scheduled delivery date, GE shall render to Airline an invoice for [*****] of the base price (unescalated) which Airline shall pay within [*****] of the date of the invoice; and

•	Payment of the balance, [*****] amount for price escalation to the month of scheduled delivery, if any, shall be made at [*****] of each item, and

•	Solely for administrative purposes (including shipping, export and taxation requirements), Airline shall have the right to place, and GE shall have the right to require, a purchase order reflecting the Airline commitment to purchase a Spare Engine or Module as contained in the applicable Letter Agreement. For avoidance of doubt, placement of such purchase order shall not affect the payment obligation of Airline specified above, or the shipment obligation of GE as set forth in the applicable Letter Agreement.

•	For special tools and test equipment, payment of the selling price shall be made [*****] thereof.

•	For spare Parts including Expendable Parts, payment shall be made at time of delivery.

B.	All invoicing and payments (including payment details) hereunder shall be transmitted electronically to GE’s bank account as notified by GE on its invoices.

C.	If delivery hereunder is delayed by Airline, payment shall be made based on the delivery schedule set forth in the applicable Letter Agreement.

D.	GE may establish different payment terms in the event Airline consistently fails to make payment according to the terms set forth above.

E.	If Airline fails to make any of the foregoing payments when due, Airline will also pay to GE, without prejudice to any other rights available to GE under this Agreement, interest on any late payment, calculated from the payment due date to the date of ac al remittance.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

Interest will be computed at [*****] over the prime floating interest rate per annum as published in The Wall Street Journal for twelve month U.S. Dollar deposits, but in no event will the rate of interest be greater than the highest rate then permitted under applicable law.

EXHIBIT D

STANDARD DIAGNOSTICS SERVICES

1.	DIAGNOSTICS SERVICE ELEMENTS

A.	Diagnostics Services. GE shall provide the following services (hereinafter “Services”) to Airline in support of the Engines [*****] to the Airline:

1.	Base Service Elements.

a.	Engine condition data will be automatically processed by [*****] 24 hours a day, 7 days a week (“24x7”) when received at the designated GE facility. GE will be responsible for operating and maintaining the [*****] and the necessary facilities.

b.	Significant shifts in Engine condition data trends will be automatically detected and notice of said shifts (“Alerts”) will be sent to Airline via email.

c.	Airline will be given access to web-based tools for reviewing Engine condition data, managing Alerts and assessing Engine health.

d.	[*****] for Engine condition monitoring trend shift observation, including engineering review, analysis, and recommendations will be provided to Airline as required on a 24x7 basis.

2.	GE will identify a Service integration team leader to provide initial program set-up, and provide technical support necessary to assist the Airline in meeting Airline obligations specified in Article 2.

3.	As a part of the above Services, GE shall review only the data and messages delivered by Airline in accordance with Section 2 needed to perform the Services.

4.	GE and Airline agree that any information provided to Airline by GE for use in trending, performance analysis, troubleshooting, and managing operations are advisory only.

2.	AIRLINE’S RESPONSIBILITY UNDER THE DIAGNOSTICS PROGRAM

A.	Airline (or Airline’s operator by delegation of this responsibility) shall:

1.	Provide GE all information and records requested by GE that are reasonably necessary for GE to establish and provide the Service (including, but not limited to, avionics specifications, aircraft/engine maintenance history, engine configuration information, etc.). To the extent that such information and records are not owned by Airline, Airline represents and warrants that it has full authorization to disclose such information and records to GE and that GE has the right to use such information and records for all of the purposes that they are provided to GE by Airline, including fulfilling GE’s obligations under this Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

2.	Make available to GE data used in the monitoring and diagnostics of Engines eligible for coverage. Airline will authorize Airline’s air-to-ground service provider to forward the data directly to the GE SITA/ARINC address ILNGE7X. If air-to-ground equipment is not available, GE will work with the Airline to establish means such that the data is provided with minimal manual intervention.

3.	Access the Service via the GE Extranet. A web browser, an internet service provider and a user id/password (supplied by GE) is required. Such access shall be subject to the then-current GE Extranet Terms and Condition as provided on the GE Extranet site.

4.	It remains the sole responsibility of Airline to conclusively identify and resolve aircraft and Engine faults or adverse trends and make all maintenance decisions affecting Airline aircraft. GE and Airline agree that this allocation of responsibility is reflected in the price of the Service.

B.	Airline acknowledges that the Services performed hereunder may be conducted by GE affiliates outside of the U.S., and there is no prohibition on GE’s export of Airline data for such purposes.

3.	WARRANTY

A.	GE warrants to Airline that technical information and/or data furnished pursuant to the Diagnostics Services shall conform, as of the time and date of delivery, to the information provided by Airline and used by GE. If any technical information and/or data furnished by GE hereunder does not meet this requirement and Airline so notifies GE within the time of performance hereunder, GE shall correct the discrepancy, at its cost, by providing corrected data. The above limited warranty does not extend to data received but not reviewed by GE.

B.	It is understood that any information provided to Airline by GE for use in trending, performance analysis, troubleshooting, and managing operations is advisory only. Information contained in or generated by the Service represents an estimate based upon generally available fleet data or variable data furnished by Airline.

C.	THE FOREGOING DIAGNOSTICS SERVICE WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE.)

4. ASSIGNMENT

Airline shall be permitted with GE’s consent (not to be unreasonably withheld) to authorize a third party service provider to have access to [*****] for the sole purpose of managing the use of the Diagnostics system with regard to Airline’s Engines on behalf of Airline, provided that, Airline and the third party service provider execute a Notice of Authorization and Agreement in a form to be provided by GE upon Airline’s request, providing (1) written

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

GENERAL TERMS AGREEMENT NO. GE-1-1364335901

notice to GE of such authorization, and (2) the third party service provider’s agreement in writing to accept the terms and conditions of this Agreement as the third party service provider was the Airline hereunder. System access by a third party provider pursuant to such authorization shall be limited to the features for data entry, plotting and configuration updates. In no event shall such third parties have access to other features of the system, including without limitation, real-time viewing, root-cause analysis, customized reporting or alarm configurations. In no event shall any such authorization by Airline and agreement by the third party service provider increase, duplicate or expand GE’s obligations, liability or any available remedies hereunder.